                                         EXHIBIT 10.25


              AMENDMENT, dated as of May 27, 1993 (this
"Amendment"), to the Second Amended and Restated Credit Agreement, dated as of July 24, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among UNC INCORPORATED, a Delaware corporation ("UNC"), AIRWORK CORPORATION, a Delaware corporation ("Airwork"; together with UNC, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Banks") and CHEMICAL BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").


                                W I T N E S S E T H :
                                - - - - - - - - - -

              WHEREAS, the Borrowers have requested that the Aggregate Commitment under the Credit Agreement be increased to $65,000,000 and that certain provisions of the Credit
Agreement be amended as set forth herein;

              NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

              1. Definitions. (a) As used in this Amendment, terms defined herein are used as so defined and, unless otherwise defined, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all Section and subsection references are to the Credit
Agreement.

              (b) For purposes of this Amendment, the following term shall have the following meaning:

              "Amendment Effective Date": May 27, 1993 or such later date on which all conditions precedent set forth in the Amendment shall have been satisfied or waived.

              2. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of the term "Aggregate Commitment" in its entirety and inserting in lieu thereof the following definition:

              "'Aggregate Commitment': the aggregate amount of the Banks' Commitments, as reduced from time to time in accordance with subsection 2.5."

              3. Amendment of Subsection 2.1. Subsection 2.1 of the Credit Agreement is hereby amended by deleting subsection
2.1(a) thereof in its entirety and inserting in lieu thereof the following subsection:

              "(a) Subject to the terms and conditions hereof, each Bank severally agrees to make revolving credit loans to UNC (individually, a "UNC Loan"; collectively, the "UNC Loans") and to Airwork (individually, an "Airwork Loan"; collectively, the "Airwork Loans") from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Commitment Percentage of such Bank times the lesser of (i) the Aggregate Commitment at such time, minus the amount of the Exposure at such time and (ii) the Borrowing Base in effect at such time. The Commitments shall be available to each of the Borrowers in an aggregate amount not to exceed the amount set forth opposite its name below (as such amounts may be reduced upon any reduction of the Commitments in accordance with subsection 2.5, each Borrower's "Commitment Portion"):

              Borrower                                  Commitment Portion
              --------                                  ------------------
              UNC                                         $65,000,000
              Airwork                                     $34,000,000

              provided, however, that in no event shall the aggregate amount of the Loans outstanding to all the Borrowers plus the outstanding Exposure exceed the amount of the Commitments then in effect. During the Commitment Period the Borrowers may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof."

              4. Amendment of Schedule II. The Credit Agreement is hereby amended by deleting Schedule II thereto in its entirety and inserting in lieu thereof, and designating as
Schedule II to the Credit Agreement, Schedule I attached hereto.

              5.     Amendment of Commitments.  On the Amendment
Effective Date, the following events shall occur:

              (1) each of the Borrowers shall make such borrowings from and repayments to the Banks as shall be required to cause the aggregate principal amount of outstanding Loans of each Bank under the Credit Agreement to equal such Bank's
Commitment Percentage (after giving effect to the provisions of this Amendment) of the total Loans outstanding after giving effect to such borrowings and repayments and the other provisions of this Amendment; and

              (2) if any Letters of Credit are outstanding on the Amendment Effective Date, each of the Banks shall be deemed to have unconditionally and irrevocably sold and/or purchased, in each case without recourse or warranty, such undivided interests and participations in all outstanding Letters of Credit as shall be required to cause each Bank's percentage participation in the obligations under each outstanding Letter of Credit to equal such Bank's Commitment Percentage (after giving effect to the provisions of this Amendment) of the obligations under such Letter of Credit.

              6.     Conditions Precedent.  The agreement of each
Bank and the Agent to enter into this Amendment is subject to the satisfaction of the following conditions precedent:

              (1)  the Agent shall have received, with a
counterpart for each Bank, this Amendment, duly executed and delivered by the parties hereto;

              (2) each of the Borrowers shall have duly executed and delivered to the Agent for the account of each Bank as to which the Commitment after giving effect to the Amendment will be different from its Commitment prior to the Amendment
Effective Date an Endorsement to the Note previously executed by such Borrower in favor of such Bank, which Endorsement shall be in substantially the form of Exhibit A hereto, with appropriate insertions;

              (3) the Agent shall have received a consent in the form of Exhibit B attached hereto, duly executed and delivered by each of the Subsidiary Guarantors;

              (4) no Default or Event of Default shall have occurred and be continuing;

              (5) all representations and warranties of each of the Borrowers contained in the Credit Agreement, or otherwise made in connection therewith, shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

              (6) all fees payable by each of the Borrowers to the Agent and the Banks on or before the Amendment Effective
Date shall have been paid in full;

              (7)  the Agent shall have received, with a
counterpart for each Bank, copies of the resolutions, in form and substance satisfactory to the Agent, of the board of directors of each of the Borrowers authorizing such Borrower to enter into the Amendment, certified by the Secretary or an Assistant Secretary of such Borrower as of the Amendment Effective Date, which certificate shall state that such resolutions have not been amended, modified, revoked or rescinded;

              (8) the Agent shall have received a certificate, dated the Amendment Effective Date, of a Responsible Officer of each of the Borrowers as to the facts specified in paragraphs (4) through (6) above; and

              (9)  the Agent shall have received, with a
counterpart for each Bank, a written legal opinion of Richard Lange, Esq., General Counsel to the Borrowers, confirming in substance the legal opinions rendered by such General Counsel on the Effective Date.

              7. Consent of Banks to Amendments. Execution and delivery of the Amendment by each Bank shall constitute the consent of such Bank to the amendment, if any, of such Bank's
Commitment as set forth on Schedule I attached hereto and to all further amendments as set forth in the Amendment.

              8. Limited Effect. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

              9. Counterparts. The Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              10. GOVERNING LAW. THE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

              11. Expenses. The Borrowers jointly and severally agree (i) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of the Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent and (ii) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under the Amendment and any other such documents.

              IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered in New York, New
York by their properly and duly authorized officers as of the day and year first above written.


UNC INCORPORATED

By:  /s/ Gregory M. Bubb
    -----------------------------
    Title:  Vice President & Treasurer


AIRWORK CORPORATION

By:  /s/ Gregory M. Bubb
    -----------------------------
    Title:  Vice President & Treasurer


CHEMICAL BANK
  as Agent and as a Bank

By:  /s/ John D. Mindnich
    -----------------------------
    Title:  Vice President


CONTINENTAL BANK, N.A.

By:   /s/ Elizabeth Rice
     ----------------------------
     Title:  Vice President


NATIONSBANK OF NORTH CAROLINA, N.A.

By:   /s/ Robert Gillison
     ----------------------------
     Title:  Vice President

                            SCHEDULE I
                            ----------

                                     COMMITMENTS
                                     -----------

                                                                     Commitment
 Bank                                 Commitment                     Percentage*

 ----                                 ----------                     -----------
CHEMICAL BANK                         $22,500,000                       34.61%
CONTINENTAL BANK, N.A.                $22,500,000                       34.61%
NATIONSBANK OF NORTH
  CAROLINA, N.A.                      $20,000,000                       30.77%
                                      -----------
                                      $65,000,000                        100%**
                                      ===========                       ======




























________________
*  Rounded to the nearest one hundredth of a percent.
** Percentages do not total one hundred percent as a result of rounding.